SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 21, 2006
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ		07677

(Address of principal executive offices)		(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On July 21, 2006, Barr Pharmaceuticals, Inc., as guarantor (the “Company”), Barr Laboratories, Inc., as borrower (the “Borrower”), certain of the Company’s other subsidiaries, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain other lenders entered into an unsecured revolving Credit Agreement (the “Credit Agreement”) pursuant to which the lenders party to the agreement will provide the Borrower with credit facilities in an aggregate amount not to exceed $2,800,000,000. Of such amount, $2,000,000,000 is in the form of a five-year term facility, $500,000,000 is in the form of a 364-day term facility that matures on July 20, 2007, and $300,000,000 is in the form of a five-year revolving credit facility that may be used for general corporate purposes. The $2,500,000,000 of term facilities may be used only in connection with, if consummated, the Company’s proposed acquisition of the outstanding equity interests of Pliva d.d., a corporation organized under the laws of the Republic of Croatia, and for the refinancing of certain indebtedness. The $300,000,000 revolving credit facility replaces the Company’s existing $175,000,000 revolving credit facility.
     In the Credit Agreement, the Borrower and the Company have agreed to customary covenants for agreements of this kind, including financial covenants limiting the total indebtedness of the Company on a consolidated basis. The Credit Agreement also contains standard events of default (the occurrence of which may trigger an acceleration of amounts outstanding under the credit facilities).
     The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by references to the Credit Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
     As described in Item 1.01 above, upon entry into the new Credit Agreement, the parties to the Company’s existing $175,000,000 credit facility terminated the agreements underlying that facility.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information required by item 2.03 of Form 8-K is set forth in Item 1.01 “Entry into a Material Definitive Agreement” above, the contents of which are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1	Credit Agreement (five-year facilities), dated July 21, 2006, among the Company, certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain other lenders.

10.2	Credit Agreement (364-day facility), dated July 21, 2006, among the Company, certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain other lenders.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: July 26, 2006	/s/ William T. McKee

William T. McKee Vice President, Chief Financial Officer, and Treasurer